UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010 (October 25, 2010)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2010, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the three and nine months ended September 30, 2010 and posted supplemental information to its website, including a non-GAAP financial measure. The Company is furnishing the press release and supplemental information attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2010, the Board of Directors appointed John W. Gerdelman as a director of the Company to serve until the 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified. The Board has not yet determined to which committees of the board Mr. Gerdelman will be named. In connection with his appointment as a director, Mr. Gerdelman will receive a cash retainer of $15,000 and $40,000 in restricted stock (based on the market price of the Company’s common stock on the date of grant) with a one-year vesting period. This compensation is consistent with the annual cash and stock retainers paid to the Company’s other non-employee directors in 2010 and pro rated for the number of months he will serve until the 2011 Annual Meeting of Shareholders. The Company issued a press release announcing Mr. Gerdelman’s appointment as a director on October 21, 2010, a copy of which is included as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2010, the Board of Directors amended the Bylaws of the Company to increase the number of directors constituting the Board of Directors from 12 to 13 in connection with the appointment of a new director as discussed in Item 5.02 above and to make certain other clarifications and corrective changes. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of the Company

99.1	Press Release issued by the Company on October 25, 2010 and Supplemental Information (furnished pursuant to Item 2.02).

99.2	Press Release issued by the Company on October 21, 2010 announcing Appointment of Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: October 26, 2010	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company

99.1	Press Release issued by the Company on October 25, 2010 and Supplemental Information (furnished pursuant to Item 2.02)

99.2	Press Release issued by the Company on October 21, 2010 announcing Appointment of Director